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                                 EXHIBIT 10(d)

                          CYPRUS AMAX MINERALS COMPANY

                  1993 KEY EXECUTIVE LONG-TERM INCENTIVE PLAN

                                      102
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                            CYPRUS MINERALS COMPANY
                  1993 KEY EXECUTIVE LONG-TERM INCENTIVE PLAN


1.      PURPOSE.  The purpose of this Cyprus Minerals Company 1993 Key Executive
        -------
        Long-Term Incentive Plan is to enhance the long-term performance of Cyprus Minerals Company by rewarding key executives of the Company for the sustained creation of incremental value for the Company's shareholders. This Plan provides an opportunity for key executives to receive restricted stock awards and cash incentive payments based on the rate of return received by investors in the Company's stock, compared to that of its peers. This Plan also provides a means for the Company to attract and retain high quality management talent.

2.      DEFINITIONS.  For purposes of this Plan, the following definitions shall
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        apply:

        2.1  "ACCELERATED VESTING" means the lapse of Restrictions pursuant to
              -------------------
        Section 8.2 on part or all of the Restricted Shares included in an award.

        2.2  "BOARD" means the Board of Directors of the Company.
              -----

        2.3  "CAUSE" means the failure of a Participant to perform his or her
              -----
        duties of employment in a competent and diligent manner, in compliance with applicable law and in accordance with the policies of the Company and the lawful direction of the Board and executive management.

        2.4  "CHANGE OF CONTROL" means the happening of any of the following
              -----------------
        events:

        (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either
            (i) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control:
            (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (i), (ii) and (iii) of paragraph (3) of this Section 2.4; or

        (2) Individuals who, as of January 1, 1993, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to January 1, 1993 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (3) Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting

                                      103

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            Securities immediately prior to such Business Combination
            beneficially own, directly or indirectly, more than 80 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

        (4) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 80 percent of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition, in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20 percent of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

        2.5  "CODE" means the Internal Revenue Code of 1986, as amended from
              ----
        time to time.

        2.6  "COMMITTEE" means the Compensation and Benefits Committee of the
              ---------
        Board. The Committee shall consist of three or more members who shall be appointed by the Board, each of whom shall qualify as a "disinterested person" within the meaning of that term as defined in Rule 16b-3 promulgated pursuant to the Exchange Act.

        2.7  "COMMON STOCK" means the common stock of the Company.
              ------------

        2.8  "COMPANY" means Cyprus Minerals Company and any "subsidiary
              -------
        corporation" of Cyprus Minerals Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

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        2.9  "DEFERRED CASH INCENTIVE" means an award that may entitle the
             -----------------------
        Participant to receive a cash payment pursuant to Section 9 of this Plan. Each award of Restricted Shares under this Plan shall be made with a companion award of a Deferred Cash Incentive.

        2.10  "DISABILITY" means an incapacitating condition which in the
               ----------
        reasonable judgment of the Committee will materially and adversely interfere with the Participant's performance of his or her assigned duties for a period in excess of six months.

        2.11  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as
               ------------
        amended from time to time.

        2.12  "FAIR MARKET VALUE" means the closing price of a company's common
               -----------------
        stock on a given day on the principal exchange or national automated quotation system on which the common stock is traded or quoted, or in the absence of reliable information as to such closing price, such other price as may be determined by the Committee.

        2.13  "INITIAL AWARD VALUE" means, with respect to any award of
               -------------------
        Restricted Shares, the price per share of the Common Stock on the date on which the Restricted Stock award is made, calculated as the average of the reported highest and lowest sales prices per share on the principal exchange or national automated quotation system on which the Common Stock is traded or quoted, or in the absence of reliable information as to such prices, such other price as may be determined by the Committee.

        2.14  "PARTICIPANT" means an employee of the Company designated by the
               -----------
        Committee to participate in this Plan.

        2.15  "PEER GROUP" means a group of companies selected from time to time
               ----------
        by the Committee against which the Company's Total Shareholder Return shall be compared for purposes of determining Accelerated Vesting and payment of Deferred Cash Incentives.

        2.16  "PERCENTILE RANKING" means the Company's percentile ranking in
               ------------------
        Total Shareholder Return relative to companies in the Peer Group in respect of a Performance Cycle. Such Percentile Ranking will be determined in accordance with procedures approved by the Committee.

        2.17  "PERFORMANCE CYCLE" means with respect to the Company or with
               -----------------
        respect to any member of the Peer Group, a period of thirty-six (36) consecutive calendar months commencing on January 1 of a specified year. The first Performance Cycle commenced January 1, 1993, and a new Performance Cycle shall commence on each anniversary thereof.

        2.18  "PLAN" means this Cyprus Minerals Company 1993 Key Executive Long-
               ----
        Term Incentive Plan.

        2.19  "RESTRICTED SHARES" means Shares awarded pursuant to Section 5 of
               -----------------
        this Plan, subject to the Restrictions.

        2.20  "RESTRICTIONS" means the restrictions set forth in Section 7.
               ------------

        2.21  "RETIREMENT" means a Termination of Service by retirement under
               ----------
        the normal, mandatory, disability, age plus service or consent provisions of the applicable retirement plan of the Company, or any other Termination of Service for which retirement benefits or their equivalent are paid.

        2.22  "SECURITIES ACT" means the Securities Act of 1933, as amended from
               --------------
        time to time.

        2.23  "SERVICE" refers to full-time employment with the Company and
               -------
        such part-time employment with the Company as may be approved by the Committee.

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        2.24  "SHARE" means one share of Common Stock, as adjusted in accordance
               -----
        with Section 10 of the Plan.

        2.25  "TAX RATE" means the combined effective federal, state and local
               --------
        income tax rate deemed to be in effect for all Participants from time to time. The Committee shall establish such rate from time to time and such rate shall be uniformly applied to all Participants.

        2.26  "TERMINATION OF SERVICE" means a termination of Service from the
               ----------------------
        Company for any reason, whether voluntary or involuntary, including without limitation death, Retirement or Disability.

        2.27  "TOTAL SHAREHOLDER RETURN" means the compound annual rate of
               ------------------------
        return from investing in a company's common stock over a Performance Cycle from stock price appreciation and dividends and other distributions provided to shareholders of such company during the Performance Cycle. Total Shareholder Return shall be calculated by (1) assuming that one share of common stock of the company is purchased on the first day of the Performance Cycle at a price equal to the average Fair Market Value of the common stock for the ninety (90) trading days immediately prior to the first day of the Performance Cycle; (2) assuming that additional shares (or portions of shares) are purchased with any dividends or other shareholder distributions on the initial share and on shares accumulated through the assumed reinvestment of dividends and other distributions, with such purchases being made on the dividend or other distribution payment date at a price equal to the Fair Market Value of the company's common stock on that date; (3) calculating the number of shares of the company's common stock that would be accumulated under clauses (1) and (2) over the Performance Cycle, adjusting, as necessary, for any stock splits or similar events; (4) multiplying the number calculated in clause (3) by the average Fair Market Value of the company's common stock for the final ninety (90) trading days of the Performance Cycle; and (5) determining the compound annual rate of growth that represents the difference between the Fair Market Value determined in clause (1) and the amount determined in clause (4).

3. SHARES SUBJECT TO AWARD.
   -----------------------

   The total number of Restricted Shares which may be awarded pursuant to this Plan during each fiscal year (the "maximum annual awards") shall be the sum of (i) 0.5 percent of the number of outstanding Shares (excluding treasury Shares) as of the end of the immediately preceding fiscal year plus (ii) the cumulative number of carryforward Shares (as defined below) from all prior fiscal years (including the immediately preceding fiscal year) which shall not yet have been used to make awards in any intervening period. The number of "carryforward Shares" from each fiscal year (the "Accumulation Year") ending on or after December 31, 1993, shall be the amount, if any, by which
   (i) 0.5 percent of the number of outstanding Shares (excluding treasury Shares) as of the end of the fiscal year immediately preceding the Accumulation Year exceeds (ii) the number of Restricted Shares awarded pursuant to this Plan during the Accumulation Year. Any determination of the maximum annual awards for any fiscal year, including any determination of the number of carryforward Shares from any prior fiscal year, shall take into account and be appropriately adjusted for any intervening changes in capitalization as provided in Section 10.2.

4. ADMINISTRATION. This Plan shall be administered by the Committee. Subject to
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   the provisions of this Plan, the Committee shall have the authority, in its sole discretion: (1) to determine, in accordance with Section 2.13, the Initial Award Value of Restricted Shares to be awarded; (2) to determine, in accordance with Sections 5 and 8.3, the Participants to whom, and the date or dates on which, Restricted Shares and companion Deferred Cash Incentives shall be awarded and the number of Shares to be represented by each award;
   (3) to interpret and administer this Plan; (4) to prescribe, amend and rescind rules and regulations relating to this Plan; (5) to determine the terms and provisions of each award (awards need not be uniform) and to amend the terms of any outstanding award in any manner not inconsistent with this Plan, provided that no such amendment which may adversely affect the Participant holding such award shall become effective without the written consent of the Participant; (6) to accelerate the time at which Restrictions will lapse or to remove any of such Restrictions; (7) to authorize any person to execute on behalf of the Company any instrument required to effect an award approved by the Committee; (8) to make all other determinations deemed necessary or advisable for the administration of this Plan; and (9) to change the relationship between Total Shareholder Return and Accelerated Vesting if an event occurs that materially influences the Total Shareholder Return of the Company or a member of the Peer Group and is deemed by the Committee to be extraordinary and out of the control of management.

   All decisions, determinations and interpretations of the Committee shall be final and binding on all Participants.

5. PARTICIPATION.
   -------------

   5.1  PARTICIPANTS.  Participation in this Plan is limited to key
        ------------
   employees of the Company, who, in the opinion of the Committee, have the opportunity through their individual roles and positions to influence materially the Company's long-range performance. Such employees will be designated as Participants by the Committee. In determining who shall participate in this Plan, the Committee shall take into consideration an employee's title, duties and past and potential contributions to the success of the Company. New Participants may be added at any time at the discretion of the Committee.

   5.2  DISCRETIONARY NATURE OF AWARDS.  Each award and the number of
        ------------------------------
   Restricted Shares included in each award, shall be entirely in the discretion of the Committee and nothing herein contained shall be construed to give any person any right to participate in this Plan or to receive any such award, subject however to Section 8.3. Neither the existence of this Plan nor any award hereunder shall create any right to continued employment of any Participant by the Company, nor shall it interfere, in any way, with the Participant's right or the Company's right to terminate the employment relationship between the Company and the Participant at any time, with or without Cause.

6. AWARD AGREEMENTS, CERTIFICATES, AND RIGHTS.
   ------------------------------------------

   6.1  AWARD AGREEMENTS.  Each award shall be evidenced by a written
        ----------------
   agreement which shall contain such terms and conditions consistent with this Plan as the Committee may determine.

   6.2  CERTIFICATES FOR SHARES.
        -----------------------

        (a) As soon as practicable after the receipt by the Company of an award agreement executed by the Participant as provided in
            Section 6.1 and of a stock power endorsed by the Participant in blank with respect to the Restricted Shares covered by the agreement, unless a later date for issuance of stock certificates is provided in the award agreement, the Company shall cause to be issued a stock certificate, registered in the name of the Participant, evidencing the Restricted Shares awarded by the agreement. Each such certificate shall bear a legend substantially in the following form:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Cyprus Minerals Company 1993 Key Executive Long-Term Incentive Plan and an Agreement entered into between the registered owner of such shares and Cyprus Minerals Company or one of its participating subsidiaries. A copy of the Plan and Agreement is on file in the office of the Secretary of Cyprus Minerals Company, 9100 East Mineral Circle, Englewood, Colorado."

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

                 Such legend shall not be removed from any stock certificate until the lapse or removal of the Restrictions on all of the Restricted Shares evidenced by such certificate.

             (b) As an alternative to delivering any stock certificate to the
                 Participant pursuant to Section 6.2(a) above, any certificate evidencing Restricted Shares, together with a stock power, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing any stock certificate held by it registered in the name of such Participant.

             (c) The Participant shall not be deemed for any purpose to be, or have any rights as, a shareholder of the Company with respect to any Restricted Shares awarded except if, as and when a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

             (d) As soon as practicable after the lapse or removal of the
                 Restrictions on any Restricted Shares, the Company shall cause to be issued in the Participant's name a stock certificate evidencing such Restricted Shares, free of the legend provided in Section 6.2(a), and shall cause such stock certificate to be delivered to the Participant, upon surrender to the Company of the previously issued certificate(s) representing the same Restricted Shares.

        6.3  RIGHTS OF A SHAREHOLDER.  Upon and following the date a certificate
             -----------------------
        for Restricted Shares is issued to a Participant (except following a forfeiture of the Restricted Shares as set forth in Section 7), the Participant shall have all of the rights of a shareholder including but not limited to the right to receive all dividends paid on such Shares (reduced by any amounts the Company may be required to withhold for taxes) and the right to vote such Shares. Any securities or other property (excluding cash in payment of normal dividends) that may be distributed with respect to the Restricted Shares shall be received and held by the Participant (or by the custodian, as applicable) subject to the same Restrictions as the Restricted Shares.

7.      TERM AND CONDITIONS OF RESTRICTIONS.  Restricted Shares awarded to a
        -----------------------------------
        Participant shall be subject to the following Restrictions:

             (a) None of the Restricted Shares may be sold, assigned,
                 transferred, pledged or otherwise encumbered, except as otherwise specifically provided, until the Restrictions either lapse in accordance with Section 8 and the terms of the award agreement, or are removed by the Committee in accordance with
                 Section 7(b) or otherwise in its sole discretion.

             (b) All of the Restricted Shares shall be forfeited and shall be returned to the Company and all rights of the Participant to such Restricted Shares shall terminate without any payment of consideration by the Company upon (1) any voluntary Termination of Service except for reason of Retirement and (2) any involuntary Termination of Service for reason of Cause.

                 In the event of a Participant's Retirement, death, Disability or involuntary Termination of Service without Cause, the Participant, or the Participant's beneficiary, shall be entitled to retain the Restricted Shares and any related Deferred Cash Incentive, subject to all of the Restrictions imposed on such Restricted Shares in accordance with this Plan and the award agreement, as if the Participant were still in the Service of the Company. The Company shall determine whether such Restricted Shares have become taxable to the Participant, or the Participant's beneficiary, and if such have become taxable, the Committee shall remove the Restrictions from the number of Restricted Shares estimated by the Committee in good faith in its sole discretion to be sufficient to pay such income tax liability.

             A Termination of Service which occurs in connection with the sale or disposition of a subsidiary or other business unit of the Company shall be deemed to be an involuntary termination without Cause.

8. RESTRICTION PERIOD.
   ------------------

         8.1  LAPSE OF RESTRICTIONS IF NO ACCELERATION.  If all
              ----------------------------------------
         Restrictions imposed on the Restricted Shares included in an award shall not have previously lapsed or shall not have been removed by the Committee, such Restrictions will immediately lapse on the day following the tenth (10th) anniversary of the date of award.

         8.2  ACCELERATION OF LAPSE OF RESTRICTIONS.  All Restrictions
              -------------------------------------
         imposed on Restricted Shares included in any award shall lapse, in whole or in part, as determined by the Company's Percentile Ranking for each Performance Cycle of the four consecutive Performance Cycles commencing on January 1 of the calendar year in which such award is made.

         Following the end of each Performance Cycle, the Percentile Ranking of the Company shall be calculated. Based on the Company's Percentile Ranking, all Restrictions shall lapse by Accelerated Vesting for all or part of each award for which the Performance Cycle applicable to such award has been completed, in accordance with the following schedule:

            PERCENTAGE OF AWARD ON WHICH
            RESTRICTIONS LAPSE (BASED ON
             ORIGINAL AMOUNT OF AWARD)             PERCENTILE RANKING
             -------------------------             ------------------
                       None                          Below the 50th%
                       20%                   50th% and above but below 60th%
                       33-1/3%               60th% and above but below 70th%
                       50%                   70th% and above but below 80th%
                       75%                   80th% and above but below 90th%
                       100%                          90th% and Above

        The number of Shares for which Restrictions lapse shall be rounded to the nearest whole number of Shares. The Committee in its discretion shall determine the effective date of any Accelerated Vesting pursuant to this Section 8.2, provided such effective date shall follow as closely as practicable the final determination of the Company's Percentile Ranking for that Performance Cycle.

        Any portion of an award with respect to which Restrictions do not lapse based on the Company's Percentile Ranking at the end of one Performance Cycle applicable to such award shall again be subject to Accelerated Vesting at the end of the subsequent Performance Cycle, provided that no such Accelerated Vesting shall occur in respect of any Restricted Shares remaining subject to Restrictions after the Percentile Ranking has been determined for the fourth consecutive Performance Cycle.

        8.3  SUPPLEMENTAL AWARDS.  In the event that the Company's Total
             -------------------
        Shareholder Return for any Performance Cycle would result in the lapse of Restrictions with respect to a greater portion of the Restricted Shares than remains in the award, the difference will be awarded to the Participant in the year following such Performance Cycle, if such Participant is in the Service of the Company on the date such awards are made in such year, if such Participant is awarded other Restricted Shares under this Plan in such year, and if such award does not contravene Section 3 or any other provision of this Plan. There shall be only one supplemental award with respect to any one Restricted Shares award.

        8.4  LAPSE OF RESTRICTIONS UPON A CHANGE OF CONTROL. Notwithstanding any
             ----------------------------------------------
        other provision of this Plan to the contrary, in the event of a Change of Control (as described in Section 2.4), the Restrictions applicable to any Restricted Shares shall lapse to the full extent of the original award.

9.      DEFERRED CASH INCENTIVE.
        ------------------------

        9.1  AWARD CONCEPT.  If a Participant has received an award of
             -------------
        Restricted Shares with respect to which Restrictions have lapsed pursuant to Section 8.2 or 8.4, he or she shall receive payment of a Deferred Cash Incentive award. Such payment will be equal in amount to the aggregate Initial Award Value of the Restricted Shares with respect to which Restrictions have lapsed multiplied by the Tax Rate in effect when the Restrictions shall have lapsed, divided by 1.00 minus such Tax Rate. The Deferred Cash Incentive shall be paid by the Company within fifteen (15) days of the date the Restrictions shall have lapsed.

        9.2  RESTRICTION ON DEFERRED CASH INCENTIVE AVAILABILITY.  No Deferred
             ---------------------------------------------------
        Cash Incentive will be payable in connection with any portion of an award with respect to which Restrictions do not lapse pursuant to
        Section 8.2 or 8.4.

10.     ADJUSTMENTS FOR COMPANY CHANGES.
        -------------------------------

        10.1  RIGHTS AND POWERS RESERVED.  The existence of any outstanding
              --------------------------
        award of Restricted Shares shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue or sale of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock of the Company, any sale or transfer of all or any part of the assets or business of the Company, the liquidation or dissolution of the Company or any other corporate act or proceeding, whether of a similar character or otherwise. Except as expressly provided in this Plan, the issue or sale by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, either upon direct sale or the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Initial Award Value of Restricted Shares then subject to any outstanding award.

        10.2  CHANGES IN CAPITALIZATION.  In the event that the Committee shall
              -------------------------
        determine that any dividend or other distribution (whether in the form of cash, Shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Shares of Common Stock such that an adjustment, in the discretion of the Committee, is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares of Common Stock (or other securities or property) which thereafter may be made the subject of awards (ii) the number and type of Shares of Common Stock (or other securities or property) subject to outstanding awards, and (iii) the Initial Award Value with respect to any outstanding awards, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; provided, that the number of Restricted Shares subject to any award denominated in Shares shall always be a whole number.

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11.     AMENDMENT AND DISCONTINUANCE.
        ----------------------------

        11.1  AMENDMENTS.  The Board may from time to time amend this Plan, or
              ----------
        any provisions thereof, except that:

        (a) The maximum limitation with respect to the number of Restricted Shares that may be awarded in any fiscal year shall not be amended. The basis for computing the Deferred Cash Incentives shall not be amended in a manner that increases the amount of such awards.

        (b) No persons other than key executives of the Company shall be eligible to participate in the Plan.

        (c) Section 2.6 may not be amended (unless required in order to conform the definition of "disinterested person" to that at the time required by the Securities and Exchange Commission), nor may the authority of the Committee be reduced.

        (d) No Restricted Shares or Deferred Cash Incentive awarded to any Participant before any amendment shall be adversely affected without such Participant's consent.

        (e) This Section 11.1 may not be amended.

        11.2  DISCONTINUANCE.  The Board may suspend or discontinue this Plan in
              --------------
        whole or in part, but any such suspension or discontinuance shall not affect Restricted Shares or Deferred Cash Incentives awarded prior thereto.

12.     COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS.
        ---------------------------------------------

        12.1  LEGAL REQUIREMENTS.  No certificate for Shares distributable
              ------------------
        pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of the Securities Act, the Exchange Act, and the requirements of the exchanges on which the Common Stock may, at the time, be listed.

        12.2  INVALIDITY.  If any provision of this Plan or any award is or
              ----------
        becomes invalid, illegal, or unenforceable in any jurisdiction, or as to any person, or would disqualify this Plan or any award under any law or regulation deemed applicable by the Committee (including regulations under Section 16 of the Exchange Act), such provision shall be construed or deemed amended to conform to applicable laws and regulations, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the award, such provision shall be stricken as to such jurisdiction or person and the remainder of this Plan or the award shall remain in full force and effect.

        12.3  MODIFICATIONS.  The Committee shall have the authority to adopt
              -------------
        such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of foreign countries in which the Company may operate to assure the viability of the benefits of awards made to Participants employed in such countries and to meet the intent of this Plan.

13.     MISCELLANEOUS PROVISIONS.
        ------------------------

        13.1  WITHHOLDING. The Committee may require that upon the lapse or
              -----------
        removal of Restrictions the Participant pay to the Company any federal, state and local tax withholding obligations of the Company, if applicable. The Company may deduct from the amount payable to the Participant as a Deferred Cash Incentive Award, or any other amounts payable to the Participant under any other

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

        circumstances, up to the full amount of any federal, state and local tax withholding obligations of the Company in respect of both the Deferred Cash Incentive and the related Shares as to which Restrictions have lapsed. The Company may at its sole option withhold Shares up to the full amount of such withholding obligations valued at the average of the reported highest and lowest sales prices per share on the date on which the Restrictions lapse or are removed.

        13.2  RESTRICTIONS ON TRANSFER.  Restricted Shares, Deferred Cash
              ------------------------
        Incentives, and any rights or privileges pertaining thereto shall not be transferable other than by will or the laws of descent and distribution or, if the terms of an award permit, pursuant to a qualified domestic relations order (as defined for purposes of Rule 16b-3 of the Exchange
        Act). Any Participant to whom Restricted Shares are awarded may designate a beneficiary who shall have the right, in the event of death, to receive the Restricted Shares and any Deferred Cash Incentive payment the Participant would otherwise be entitied to receive after the Participant's death. A Participant may, subject to such limitations as may be prescribed by the Committee, designate one or more persons primarily or contingently as beneficiaries in writing upon forms supplied by and delivered to the Company, and may revoke such designations in writing. If a Participant fails effectively to designate a beneficiary, then either the Participant's estate or the person to whom the Restricted Shares or Deferred Cash Incentive are transferred by will or the laws of descent and distribution shall be deemed to be the Participant's beneficiary.

        13.3  UNSECURED STATUS OF CLAIM.  Participants and their beneficiaries,
              -------------------------
        heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any specific property or assets of the Company. No assets of the Company shall be held under any trust for the benefit of Participants, their beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfillment of the Company's obligations under this Plan. The Company's obligations under this Plan shall be merely that of an unfunded and unsecured promise of the Company to pay benefits in the future.

        13.4  INUREMENT OF RIGHTS AND OBLIGATIONS.  The rights and obligations
              -----------------------------------
        under this Plan and any awards made pursuant to this Plan shall inure to the benefit of, and shall be binding upon the Company, its successors and assigns, and the Participants and their beneficiaries and heirs.

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

                                    APPENDIX
                                    --------

The examples appearing in this Appendix to the Cyprus Minerals Company 1993 Key Executive Long-Term Incentive Plan are illustrative of certain provisions in the Plan, but are not a part of the Plan.

        SECTION 8.2 ACCELERATING LAPSE OF RESTRICTION.
                    ---------------------------------

        EXAMPLE: Assume that the original award totalled 1,000 Shares and that
        -------
        Restrictions lapsed with respect to 50 percent of the award following the first Performance Cycle. In such case, a Percentile Ranking of at least the 50th percentile during the subsequent three Performance Cycles would result in the vesting of all or a portion of the remaining 500 Restricted Shares associated with the award.


        SECTION 8.3 SUPPLEMENTAL AWARDS.
                    -------------------

        EXAMPLE: Assume that Restrictions have lapsed with respect to 500 Shares
        -------
        of a 1,000 Share award dated January 1, 1993. A subsequent performance test indicates that Restrictions should lapse with respect to 75 percent of the original award (i.e., 750 Shares). The Participant's next regular award would be increased by 250 Restricted Shares. No additional supplemental award above those 250 Restricted Shares would be made with respect to the January 1, 1993 award.


        SECTION 9.1 AWARD CONCEPT.
                    -------------

        EXAMPLE: If the Tax Rate is 35 percent, and a Participant holds an award
        -------
        of 1,000 Restricted Shares at an Initial Award Value of $30.00 per Share, and Restrictions have lapsed by Accelerated Vesting for 500 of such Shares, the Deferred Cash Incentive payable to such Participant will be $8,076.92 (500 Shares times $30.00 per Share times .35, divided by 1.00 minus .35).

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